UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 17, 2014
Date of Report (Date of earliest event reported)

Fidelity Southern Corporation
(Exact name of registrant as specified in its charter)

Georgia	No. 001-34981	No. 58-1416811
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 639-6500
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01 Other Events
On July 18, 2014, Fidelity Southern Corporation ("Fidelity") issued a press release announcing its Board of Directors on July 17, 2014 approved the distribution of a quarterly cash dividend of $.09 per share on its Common Stock,which is an increase of one cent from the previous quarter. This dividend is payable August 14, 2014, to shareholders of record on August 1, 2014. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release, dated July 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Stephen H. Brolly
Stephen H. Brolly
Chief Financial Officer

July 18, 2014